Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sacha Poignonnec, Co-Chief Executive Officer of Jumia Technologies AG, a stock corporation incorporated under the laws of Germany (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.     the Annual Report on Form 20-F of the Company for the year ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2020

	By:	/s / Sacha Poignonnec
Co-Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.